SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2004

                          CORNERSTONE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

       Tennessee                     000-30497                    62-1175427
       ---------                     ---------                    ----------
(State of Incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                5319 Highway 153,
                          Chattanooga, Tennessee 37343
                    (Address of principal executive offices)

                                 (423) 385-3000
              (Registrant's telephone number, including area code)

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

      This information furnished under "Item 9. Regulation FD Disclosure" is provided under "Item 12. Results of Operation and Financial Condition" in accordance with SEC Release No. 33-8216.

      On July 23, 2004, the Registrant issued a press release reporting earnings results for the fiscal quarter ending on June 30, 2004.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press release dated July 23, 2004 reporting earnings results for the fiscal quarter ending on June 30, 2004.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORNERSTONE BANCSHARES, INC.

      Date: July 23, 2004               By: \s\  Nathaniel F. Hughes
                                            ------------------------------------
                                                 Nathaniel F. Hughes,
                                                 President and Chief Financial
                                                 Officer
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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

  99.1 Press release dated July 23, 2004 reporting earnings results for the fiscal quarter ending on June 30, 2004.